UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report: December 27, 2010

(Date of earliest event reported)

DURECT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-31615	94-3297098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Results Way

Cupertino, CA 95014

(Address of principal executive offices) (Zip code)

(408) 777-1417

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On December 27, 2010, DURECT Corporation, a Delaware corporation (“DURECT”), issued a press release announcing that King Pharmaceuticals has resubmitted a New Drug Application (NDA) for REMOXY® to the U.S. Food and Drug Administration (FDA) in response to a Complete Response Letter received by Pain Therapeutics in December 2008. A copy of DURECT’s press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release of DURECT Corporation dated December 27, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DURECT Corporation

Date: December 27, 2010	By:	/S/ MATTHEW J. HOGAN
Matthew J. Hogan
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release of DURECT Corporation dated December 27, 2010